Exhibit 99.1
Form of
Subscription Agreement
For
SHARES OF SERIES D PREFERRED STOCK

Parkway Properties, Inc.	1,046,400 SHARES OF
188 East Capitol Street, Suite 1000	SERIES D PREFERRED STOCK
Jackson, MS 39201	SUBSCRIBED FOR BY THE PURCHASER
Ladies and Gentlemen:
     Reference is made to the Prospectus Supplement of Parkway Properties, Inc. (the “Company”), dated April 10, 2011, as modified by any supplements, amendments or modifications thereto (collectively the “Prospectus Supplement”), with respect to shares of 8.00% Series D cumulative redeemable preferred stock, par value $0.001 per share of the Company (“Series D Preferred Stock”), a copy of which has been delivered to the undersigned. Capitalized terms used herein, but not defined at the time of use shall the meaning given to them in Section 7 herein.
     1. Subscription for Shares of Series D Preferred Stock. The undersigned (the “Purchaser”) hereby tenders this Agreement (the “Agreement”) and agrees to purchase 1,046,400 shares (the “Shares”) of Series D Preferred Stock, at a purchase price of $25.00 per share.
     2. Delivery of Certificates. The purchase and sale of the Shares will take place simultaneously with the closing of the transactions contemplated by the Purchase and Sale Agreement for Two Liberty Place by and among FA Two Liberty Holdings, L.P., Two Liberty Place GP, LLC, Office at Two Liberty Place GP, LLC and PKY Fund II Philadelphia I, LLC (the “Two Liberty Agreement”). Simultaneously with the closing of the transaction contemplated by the Two Liberty Agreement, the Purchaser shall pay the Company for the Shares by sending the Company by the aggregate purchase price for the Shares by wire transfer. Upon the Company’s acceptance of this Agreement from the Purchaser and receipt of the Purchaser’s payment, the Company will prepare a stock certificate representing the Shares and cause its transfer agent to promptly transmit such stock certificate to the Purchaser at the address specified in Section 8(e) or make an appropriate book entry to the Purchaser’s account pursuant to the Company’s internal book entry registration and transfer system.
     3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company with respect to this purchase as follows:
          a. Receipt of Prospectus Supplement. The Purchaser has received a copy of the Prospectus Supplement and the accompanying Prospectus dated December 30, 2008 which

Prospectus is part of the Company’s Registration Statement on Form S-3 (SEC File No: 333-156050).
          b. Organization; Qualification; Power; Governance. The Purchaser is a common trust duly formed, validly existing and in good standing under the Laws of the State of Utah. The Purchaser has full power and authority necessary to own, lease and operate its properties and assets, to conduct its business as currently conducted, to execute, deliver and perform its obligations under this Agreement. The Purchaser is duly authorized to conduct business as a foreign entity of its type in, and is in good standing under the Laws of, each jurisdiction where such qualification is required, except to the extent that the failure to maintain any such authorization would not reasonably be expected to materially adversely affect the ability of the Purchaser to consummate the transaction contemplated hereby or to perform any of its respective obligations under this Agreement (a “Purchaser Material Adverse Change”).
          c. Authorization of Agreements; Execution and Delivery; Enforceability. This Agreement has been duly executed and delivered by the Purchaser. The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby have been duly and validly authorized by all requisite action on the part of the Purchaser, and no other proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement. This Agreement, assuming the due execution and delivery by the Company, is the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability might be limited by bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally or limitations on the availability of equitable remedies.
          d. Governmental Filings and Authorizations. The Purchaser is not required, in connection with the execution and delivery of this Agreement, or the compliance or performance by the Purchaser with any of its obligations in this Agreement to which the Purchaser is or is to become a party: (i) to make any filing with any Governmental Authority, or (ii) to obtain any Authorization.
          e. No Contravention. The Purchaser’s execution and delivery of this Agreement and its performance of its obligations under this Agreement and the consummation of the transaction contemplated hereby do not and will not:
               i. violate any provision of the Organizational Documents of the Purchaser;
               ii. violate any Law, Authorization or Order to which the Purchaser or any of its properties or assets is subject, or give any Governmental Authority or other Person the right to challenge the transaction contemplated hereby or to exercise any remedy or obtain any relief under any such Law, Authorization or Order;
               iii. result in a material breach of, constitute a material default under (with or without notice or lapse of time, or both), result in the acceleration of, create in any party the right to modify, accelerate, terminate or cancel, or require any consent or approval of any

Person under any lease, sublease, license, sublicense, franchise, Permit, agreement for borrowed money, or other material agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound, except where the Purchaser has obtained the consent of or waiver from the other party to such agreement or instrument or as would not reasonably be expected to have a Purchaser Material Adverse Change; or
               iv. result in the creation of any Lien upon any of the properties or assets of the Purchaser.
          f. Brokerage Fees. The Purchaser does not have an obligation for brokerage fees related to the execution of this Agreement or the consummation of the transaction contemplated hereby.
          g. Litigation. No Proceeding or Order is pending, no Claim has been made against or affecting the Purchaser, and, to the knowledge of the Purchaser, no Proceeding, Order or Claim has been threatened, that (a) seeks to restrain, prohibit or otherwise challenge the consummation, legality or validity of this Agreement or the transaction contemplated hereby, (b) would reasonably be expected to adversely affect the Purchaser’s performance under this Agreement to which the Purchaser or any of its respective Affiliates is a party or the consummation of the transaction contemplated hereby, or (c) would be reasonably expected to have a Purchaser Material Adverse Change.
          h. Obligation to Pay for the Shares. The Purchaser understands that its obligation to pay for the Shares is absolute and unconditional.
          i. Purchase of Shares for Own Account. The Purchaser is purchasing the Shares solely for its own account (or in its fiduciary capacity and not on behalf of a principal undisclosed to the Company) for investment.
          j. Tax Considerations. The Purchaser is not relying on the Company or any of its agents or representatives with respect to any tax or other considerations relating to this investment, without limitation. The Purchaser understands that the tax effects which may be expected by the Company are not susceptible to absolute prediction and new developments by the Internal Revenue Service, audit adjustments, court decisions or legislative changes may have an adverse effect on one or more of the tax consequences sought by the Company. With respect to tax considerations, the Purchaser has relied solely on the advice of its own legal counsel, accountant(s) or other financial advisor(s).
          k. Reliance by the Company. The Purchaser acknowledges that the Company may rely, and shall be protected in acting upon, any papers or other documents which may be submitted to it in connection with the transaction contemplated by this Agreement and which are believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Company shall not have any liability or responsibility with respect to the form, execution or validity thereof.

     The Purchaser understands that the Company will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Purchaser hereby consents to such reliance.
     4. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:
          a. Organization; Qualification; Power; Governance. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Maryland. The Company has full corporate power and authority necessary to own, lease and operate its properties and assets, to conduct its business as currently conducted, and to execute, deliver and perform its obligations under this Agreement. The Company is duly authorized to conduct business as a foreign entity of its type in, and is in good standing under the Laws of, each jurisdiction where such qualification is required, except to the extent that the failure to maintain any such authorization would not reasonably be expected to materially adversely affect the ability of the Company to consummate the transaction contemplated by this Agreement or to perform any of its respective obligations under this Agreement (a “Company Material Adverse Change”).
          b. Authorization of Agreements; Execution and Delivery; Enforceability. This Agreement has been duly executed and delivered by the Company. The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby have been duly and validly authorized by all requisite corporate or other action on the part of the Company, and no other proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement. This Agreement, assuming the due execution and delivery by the Purchaser, is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability might be limited by bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally or limitations on the availability of equitable remedies.
          c. Governmental Filings and Authorizations. Other than filings required under the Securities Act, the filing of Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) to reclassify 1,046,400 shares of authorized but unissued shares of common stock as additional shares of Series D Preferred Stock (the “Articles Supplementary”), and the listing of the Shares with the New York Stock Exchange, the Company is not required, in connection with the execution and delivery of this Agreement, or the compliance or performance by the Company with any of its obligations in this Agreement to which the Company is or is to become a party: (i) to make any filing with any Governmental Authority, or (ii) to obtain any Authorization.
          d. No Contravention. The Company’s execution and delivery of this Agreement and its performance of its obligations under this Agreement and the consummation of the transaction contemplated hereby do not and will not:
               i. violate any provision of the Organizational Documents of the Company;

               ii. violate any Law, Authorization or Order to which the Company or any of its properties or assets is subject, or give any Governmental Authority or other Person the right to challenge the transaction contemplated hereby or to exercise any remedy or obtain any relief under any such Law, Authorization or Order;
               iii. result in a material breach of, constitute a material default under (with or without notice or lapse of time, or both), result in the acceleration of, create in any party the right to modify, accelerate, terminate or cancel, or require any consent or approval of any Person under any lease, sublease, license, sublicense, franchise, Permit, agreement for borrowed money, or other material agreement or instrument to which the Company is a party or by which the Company is bound, except where the Company has obtained the consent of or waiver from the other party to such agreement or instrument or as would not reasonably be expected to have a Company Material Adverse Change; or
               iv. result in the creation of any Lien upon any of the properties or assets of the Company.
          e. Brokerage Fees. The Company does not have an obligation for brokerage fees related to the execution of this Agreement or the consummation of the transaction contemplated hereby.
          f. Litigation. Except as disclosed in the SEC Documents (as defined below), no Proceeding or Order is pending, no Claim has been made against or affecting the Company, and, to the knowledge of the Company, no Proceeding, Order or Claim has been threatened, that (a) seeks to restrain, prohibit or otherwise challenge the consummation, legality or validity of this Agreement or the transaction contemplated hereby, (b) would reasonably be expected to adversely affect the Company’s performance under this Agreement to which the Company or any of its respective Affiliates is a party or the consummation of the transaction contemplated hereby, or (c) would be reasonably expected to have a Company Material Adverse Change.
          g. Valid Issuance of Company Shares. The Shares have duly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and the Purchaser shall acquire good and valid title to the Shares, free and clear of any Liens, other than those imposed (a) under the organizational documents of the Company, or (b) by federal and state securities Laws. The Articles Supplementary will be on or prior to the closing date, duly authorized, executed, delivered and filed with the SDAT.
          h. Capitalization. As of the date of this Agreement, (A) 65,625,104 shares of common stock were authorized for issuance by the Company, of which 21,962,564 shares are issued and outstanding, (B) 4,374,896 shares of Series D Preferred Stock were authorized for issuance, of which 4,374,896 shares are issued and outstanding, and (C) 30,000,000 shares of Excess Stock (as defined in the Company’s articles of incorporation), par value $0.001 per share, were authorized for issuance, none of which were issued or outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable. The stockholders of the Company have no preemptive rights. Except as disclosed in the SEC Documents and the Prospectus Supplement, there are no outstanding options, warrants or other rights requiring the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any subsidiary of the Company or any security convertible into or exchangeable for such shares or interests.
          i. Securities Filings. Except as disclosed in the SEC Documents, the Company has furnished or filed all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) required to be furnished or filed by the Company with the SEC since January 1, 2010 (such documents, together with any documents filed with or furnished to the SEC during such period by the Company on a voluntary basis on a Current Report on Form 8-K, collectively the “SEC Documents”). Each SEC Document at the time filed, complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Document. The Prospectus Supplement, including the Prospectus as of its date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          j. Taxes. The Company and its subsidiaries have filed, or have had filed on their respective behalf, all Tax Returns required to have been filed by or for it, and all information set forth in such Tax Returns is correct and complete in all material respects. The Company (i) for all taxable years commencing with its taxable year ended December 31, 2006 through December 31, 2010, qualified and was subject to taxation as a “real estate investment trust” within the meaning of Section 856 of the Code (a “REIT”) and has satisfied all requirements to qualify as a REIT for such years; (ii) has operated since December 31, 2010 through the date hereof in a manner that will permit it to qualify and be subject to taxation as a REIT for its taxable year that includes the date hereof; and (iii) intends to continue to operate in such a manner as to permit it to continue to qualify as a REIT for its taxable year that includes the date hereof and for all taxable years thereafter.
     5. Definitions. Capitalized terms used throughout this Agreement, but not otherwise defined shall have the meanings set forth in this Section.
          a. An “Affiliate” of a specified Person means any other Person which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person. For purposes of this definition, “control” of any Person means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of equity interests, by contract, or otherwise.
          b. “Authorization” means any approval, authorization, certificate, concession, consent, exemption, franchise, grant of authority, license, real estate broker license,

Order, permission, permit, qualification, ratification, registration, waiver or variance, of or from any Governmental Authority or required by or available under any Law.
          c. “Claim” means any claim, demand or written assertion by any Person (except for those included in the definition of Proceeding).
          d. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          e. “Governmental Authority” means any government or political subdivision, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision, or any federal, state, local or foreign court, authority, tribunal, department, bureau or commission, in each case having jurisdiction over the applicable matter.
          f. “Law” means any statute, law, ordinance, executive order, judgment, order, decree, writ, stipulation, injunction, decision, award, ruling, administrative order, code, treaty, common law doctrine or other regulation, requirement or rule of any Governmental Authority.
          g. “Lien” means any lien, charge, mortgage, pledge, easement, covenant, encroachment, declaration, condition or restriction, imposition, lease, sublease, collateral assignment, transfer restriction or limitation, conditional sale, Tax lien, attachment, levy, claim or other title retention agreement, license, Lien, security interest or any other interest in property or assets (or the income or profits therefrom) designed to secure the repayment of indebtedness, whether consensual or nonconsensual and whether arising by agreement or under any Law or otherwise.
          h. “Order” means any decree, injunction, judgment, order, ruling, writ, assessment or arbitration award of a Governmental Authority, whether arising from a Proceeding or applicable Law.
          i. “Organizational Documents” means the Articles or Certificate of Incorporation, Code of Regulations and By-Laws for a corporate entity, the Articles of Organization or Certificate of Formation and Operating Agreement or Limited Liability Company Agreement of a limited liability company entity, the trust agreement for a trust entity and other similar organizational and governing documents for entities other than corporations, limited liability companies or trusts.
          j. “Person” means an individual, a corporation, a limited liability company, a general partnership, a limited partnership, a trust, a venture, a business, a union, a society, an association, a firm, a Governmental Authority or any other entity or organization.
          k. “Proceeding” means any action, claim, audit or other inquiry, hearing, investigation, suit or other charge or proceeding (whether civil, criminal, administrative, investigative, formal or informal) by or before any Governmental Authority or before an arbitrator or arbitral body or mediator.

          l. “SEC” means the U. S. Securities and Exchange Commission.
          m. “Securities Act” means the Securities Act of 1933, as amended.
          n. “Tax” or “Taxes” means taxes, levies, imposts, duties, assessments, charges, unemployment insurance payments and all withholdings imposed or required to be collected by or paid over to any Governmental Authority, including any interest, penalties, or additions imposed in respect of the foregoing, or in respect of any failure to comply with any requirement regarding Tax Returns, as well as any obligation to indemnify or otherwise assume or succeed to the tax liability of another Person.
          o. “Tax Return” means any report, return, amended return, refund claim, information statement, payee statement or other information provided or required to be provided to any Governmental Authority, with respect to Taxes, including any return of a consolidated, affiliated, combined or unitary group.
     6. Miscellaneous.
          a. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware without regard to the conflict of laws provisions. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of Delaware with respect to the interpretation of this Agreement or for the purposes of any action arising out of or relating to this Agreement.
          b. Jurisdiction and Venue. Eeach of the parties irrevocably and unconditionally submits to the sole and exclusive personal jurisdiction of (a) the state courts of the State of Delaware, and (b) the United States District Court for the District of Delaware (and appropriate appellate courts therefrom), for the purposes of any dispute, claim, controversy, suit, action or other proceeding arising out of this Agreement or the transaction contemplated hereby or thereby. Each of the parties further agrees and covenants (i) to commence any such action, suit or proceeding either in the United States District Court for the District of Delaware or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in any state court located in the City of Wilmington, Delaware and (ii) to not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court. Each of the parties further agrees and covenants that if subject matter jurisdiction over any action, suit, or proceeding in connection with any dispute, claim, or controversy arising out of or relating to this Agreement or the transaction contemplated hereby exists in the Court of Chancery of the State of Delaware by reason of Section 111 of the DGCL or if there otherwise exists a good faith basis for concluding that the Court of Chancery of the State of Delaware would have subject matter jurisdiction in connection with any such action, suit, or proceeding, then any such action, suit, or proceeding shall be brought exclusively in the Court of Chancery of the State of Delaware, and each party agrees that it shall not attempt to deny or defeat subject matter jurisdiction over such action, suit, or proceeding in the Court of Chancery of the State of Delaware. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transaction contemplated hereby in (a) the United States District Court for the District of Delaware, or (b)

any state court located in the City of Wilmington, Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereby agrees that this Agreement involves at least $100,000 and that this Agreement has been entered into in express reliance on 6 Del. C. § 2708.
          c. Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby.
          d. Entire Agreement; Amendment. This Agreement, including any agreements contemplated hereunder, constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.
          e. Notices. Any notices or other communication given under this Agreement shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore, or sent by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished in writing to the other parties as herein provided:
To the Purchaser:

Attention:

Telephone:
Facsimile:
With a copy to:

Attention:

Telephone:
Facsimile:
with a copy to (which shall not constitute notice):

Attn:

Telephone:
Facsimile:
Email:
with a copy to (which shall not constitute notice):

Attn:

Telephone:
Telecopy:
Email:
To the Company:
Parkway Properties, Inc
Attn: Chief Financial Officer
188 East Capitol Street, Suite 1000
Jackson, MS 39201
Attention: Chief Executive Officer
Telephone:    (601) 948-4091
Facsimile:      (601) 949-4077
and to:
Post Office Box 24647
Jackson, Mississippi 39225
With a copy to:
Jaeckle Fleischmann & Mugel, LLP
Twelve Fountain Plaza, Suite 800
Buffalo, New York 14202
Attention: Joseph P. Kubarek, Esq.
Telephone:    (716) 856-0600
Facsimile:      (716) 856-0432

     Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.
          f. Expenses. The Company and the Purchaser shall each bear their own expenses incurred on their behalf with respect to this Agreement and the transaction contemplated hereby.
          g. Rules of Construction. The parties hereto agree that they have been adequately represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
          h. Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as to reasonably affect the intent of the parties hereto. To the extent possible, the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve the economic, business and other purposes of such void or unenforceable provision as closely as possible.
          i. Counterparts. This Agreement may be executed in counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.
[Signature Page Follows]

          The Purchaser has caused this Agreement to be duly executed this 10th day of April 2011.

“PURCHASER”

By:

Authorized Signature of Entity

(please print name of signatory)

Address:

Tax ID. No.:

“COMPANY”

PARKWAY PROPERTIES, INC.

By:

Title:

By:

Title:

[Signature Page to Series D Subscription Agreement]